Investment Portfolio
(UNAUDITED) | 07.31.2022
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 98.0%	Shares	Value
Aerospace & defense - 3.3%
Raytheon Technologies Corp.	325,245	$30,316,086
Air freight & logistics - 1.0%
United Parcel Service, Inc., Class B	48,064	9,367,193
Banks - 4.2%
The PNC Financial Services Group, Inc.	131,188	21,769,337
Truist Financial Corp.	349,658	17,647,239
Beverages - 6.5%
PepsiCo, Inc.	150,146	26,269,544
The Coca-Cola Co.	531,660	34,116,622
Biotechnology - 2.7%
AbbVie, Inc.	176,781	25,369,841
Capital markets - 4.2%
BlackRock, Inc.	32,109	21,486,701
CME Group, Inc.	85,880	17,131,342
Chemicals - 1.8%
Eastman Chemical Co.	173,761	16,668,893
Communications equipment - 3.5%
Cisco Systems, Inc.	285,380	12,947,691
Motorola Solutions, Inc.	80,195	19,133,725
Electric utilities - 3.8%
NextEra Energy, Inc.	414,659	35,034,539
Electrical equipment - 2.2%
Eaton Corp. PLC	138,726	20,585,551
Electronic equipment, instruments & components - 2.4%
TE Connectivity Ltd.	163,662	21,886,519
Equity real estate investment trusts (REITs) - 4.8%
Crown Castle International Corp.	112,143	20,259,754
Prologis, Inc.	183,237	24,289,897
Food products - 2.9%
Mondelez International, Inc., Class A	422,246	27,040,634
Health care equipment & supplies - 5.0%
Abbott Laboratories	83,985	9,140,927
Baxter International, Inc.	280,504	16,454,365
Medtronic PLC	220,701	20,419,256
Health care providers & services - 2.9%
UnitedHealth Group, Inc.	50,214	27,233,061
Hotels, restaurants & leisure - 3.4%
McDonald's Corp.	120,288	31,680,251
Household products - 2.9%
The Procter & Gamble Co.	195,832	27,203,023
Industrial conglomerates - 1.5%
Honeywell International, Inc.	71,845	13,827,289
Insurance - 2.3%
The Allstate Corp.	183,819	21,501,308
IT services - 3.6%
Automatic Data Processing, Inc.	137,272	33,099,025
Media - 1.7%
Comcast Corp., Class A	414,761	15,561,833
Multiline retail - 2.9%
Target Corp.	164,131	26,815,723
Multi-utilities - 2.7%
Dominion Energy, Inc.	306,630	25,137,527
Oil, gas & consumable fuels - 4.9%
Chevron Corp.	275,179	45,068,817
Pharmaceuticals - 5.5%
AstraZeneca PLC, Sponsored ADR	413,228	27,368,090
Merck & Co., Inc.	264,785	23,655,892
Road & rail - 2.2%
Union Pacific Corp.	88,677	20,156,282
Semiconductors & semiconductor equipment - 6.2%
Broadcom, Inc.	55,946	29,957,964
Texas Instruments, Inc.	154,540	27,645,661
Software - 4.3%
Microsoft Corp.	143,908	40,400,732
Specialty retail - 2.7%
The Home Depot, Inc.	82,879	24,941,606
Total common stocks (cost $641,808,821)		908,589,740
Total investment portfolio (cost $641,808,821) - 98.0%		908,589,740
Other assets in excess of liabilities - 2.0%		19,000,239
Total net assets - 100.0%		$927,589,979

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.